Exhibit No. 32
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Regis Corporation (the Registrant) on Form 10-K for the fiscal year ended June 30, 2022 filed with the Securities and Exchange Commission on the date hereof, Matthew Doctor, President and Chief Executive Officer of the Registrant, and Kersten D. Zupfer, Executive Vice President and Chief Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Annual Report on Form 10-K complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

August 22, 2022

/s/ Matthew Doctor
Matthew Doctor, President and Chief Executive Officer

August 22, 2022

/s/ Kersten D. Zupfer
Kersten D. Zupfer, Executive Vice President and Chief Financial Officer